ARK ETF TRUST

The 3D Printing ETF (PRNT)

ARK Israel Innovative Technology ETF (IZRL)

Supplement dated September 16, 2022 to the Prospectus and Summary Prospectuses for the ARK ETF Trust (the “Trust”), each dated November 30, 2021, as supplemented.

This Supplement updates certain information contained in the Prospectus and Summary Prospectuses with respect to the following series of the ARK ETF Trust: The 3D Printing ETF and ARK Israel Innovative Technology ETF. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management, LLC, 200 Central Avenue, St. Petersburg, Florida 33701.

Effective immediately, the Prospectus and Summary Prospectuses are revised as follows:

•	The disclosure under “Summary Information – Management of the Fund” of the Prospectus and Summary Prospectuses for The 3D Printing ETF and ARK Israel Innovative Technology ETF is hereby deleted and replaced with the following:

Portfolio Manager. The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since September 2022: William Scherer.

•	The section entitled “Management of the Funds – Portfolio Manager” in the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers. Catherine D. Wood serves as Chief Investment Officer of the Adviser and Portfolio Manager of the Actively-Managed Funds. Having completed 12 years at AllianceBernstein LP, Ms. Wood founded ARK Investment Management LLC and registered the firm with the SEC in January 2014. At AllianceBernstein LP, Ms. Wood was Chief Investment Officer of Global Thematic Strategies, with $5 billion in assets under management. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as Chief Economist, Equity Research Analyst, Portfolio Manager and Director. Ms. Wood received her B.S., summa cum laude, in Finance and Economics from the University of Southern California in 1981.

William Scherer serves as Portfolio Manager of the Index Funds. Mr. Scherer is a Trading Manager at ARK Investment Management LLC and has been employed by the firm since 2014. Mr. Scherer received his B.S., cum laude, in Accounting from Bryant University in 2014, and an M.B.A from Baruch College in 2021.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

Please retain this supplement for future reference.